SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2014
SUBSEQUENT EVENTS
NOTE 15:-	SUBSEQUENT EVENTS

On February 17, 2015, the Company completed the acquisition of Hyperwise Ltd, a privately-held Israeli-based company. Hyperwise Ltd. has developed a unique and cutting-edge CPU-level threat prevention engine that eliminates threats at the point of pre-infection. The unrivaled exploit prevention technology provides a higher catch rate of threats and provides organizations an unmatched level of protection against attackers.

On April 2, 2015, the Company completed the acquisition of Lacoon Mobile Security, a privately held Israeli based company. Lacoon provides a comprehensive solution for iOS and Android, delivering real-time mobile security and intelligence to an organization’s existing security and mobility infrastructure.